LEASE EXTENSION

This Agreement is made this      day of December, 2001, by and between Mackie Holdings, L.L.C., an Oregon limited liability company (“Lessor”), and Mackie Designs Inc., a Washington corporation (“Lessee”).

RECITALS

A.            Lessor and Lessee entered into an Industrial Lease dated December 15, 1994, for an original term of ten (10) years ending on December 31, 2004 (“Lease”).

B.            Lessor and Lessee wish to extend the Lease by two (2) years to a period ending December 31, 2006.

C.            Lessor and Lessee wish to execute this Lease Extension so as to be bound by its terms and conditions and those of the Lease.

Based upon the above recitals, the parties promise and agree as follows:

1.             Extension.   The term of the Lease is hereby extended until December 31, 2006.

2.             Reaffirmation of Lease.   Except as amended by this Lease Extension, all other terms of the Lease are hereby ratified and confirmed.

3.             Governing Law.   This Lease Extension shall be governed by the laws of the State of Washington.

Dated the day and year first above written.

MACKIE HOLDINGS, L.L.C.	MACKIE DESIGNS INC.

By:	By:
David M. Tully, Member		Its:

State of Washington	)
)ss.
County of King	)

On this       day of                         , 20    , before me personally appeared David M. Tully, to me known to be the member of Mackie Holdings, LLC that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

In witness whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

Print name:
NOTARY PUBLIC in and for the State of
Washington, residing at
My Commission expires:

State of Washington	)
)ss.
County of King	)

On this       day of                         , 20    , before me personally appeared                                                        , to me known to be the                                 of Mackie Designs Inc. that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

In witness whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

Print name:
NOTARY PUBLIC in and for the State of
Washington, residing at
My Commission expires: